SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date Of Report (Date Of Earliest Event Reported): December 7, 2005

FINANCIAL ASSET SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,

dated as of December 1, 2005, providing for the issuance of

First Franklin Mortgage Loan Trust 2005-FFH4

Asset-Backed Certificates, Series 2005-FFH4)

Financial Asset Securities Corp.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	333-127352	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Completion of Acquisition and Disposition of Assets

Item 2.01. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On December 15, 2005, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2005-FFH4, Asset-Backed Certificates, Series 2005-FFH4 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), National City Home Loan Services, Inc. as servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty-two classes of certificates (collectively, the “Certificates”), designated as the “Class I-A1 Certificates”, “Class II-A1 Certificates”, “Class II-A2 Certificates”, “Class II-A3 Certificates”, “Class II-A4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class B-3 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consist of Mortgage Loans having an aggregate Stated Principal Balance of $982,605,601.24 and any amounts in the Prefunding Accounts as of November 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 30, 2005, between Greenwich Capital Financial Products, Inc. (the “Seller”) and the Depositor (the “Purchase Agreement”). The Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class

M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the “Underwriter”), pursuant to an Underwriting Agreement, dated November 30, 2005 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance	Pass-Through Rate
I-A1	$370,777,000	Variable
II-A1	$179,200,000	Variable
II-A2	$75,500,000	Variable
II-A3	$48,120,000	Variable
II-A4	$17,667,000	Variable
M-1	$53,061,000	Variable
M-2	$51,587,000	Variable
M-3	$20,143,000	Variable
M-4	$24,565,000	Variable
M-5	$22,600,000	Variable
M-6	$15,230,000	Variable
M-7	$19,161,000	Variable
M-8	$15,230,000	Variable
M-9	$12,283,000	Variable
M-10	$11,791,000	Variable
B-1	$6,387,000	Variable
B-2	$9,826,000	Variable
B-3	$8,843,000	Variable
C	$20,634,501	N/A
P	$100	N/A
R	100%	N/A
R-X	100%	N/A

The Certificates, other than the Class I-A1 Certificates, Class B-1 Certificates, the Class B-2 Certificates, the B-3 Certificates, the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 26, 2005 and the Prospectus Supplement, dated November 30, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class I-A1 Certificates, Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Financial Asset Securities Corp. as Depositor, National City Home Loan Services, Inc. and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-FFH4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 27, 2005

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Frank Skibo
Name:	Frank Skibo
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description

4.1

Pooling and Servicing Agreement, dated as of December 1, 2005, by and among Financial Asset Securities Corp. as Depositor, National City Home Loan Services, Inc. as servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-FFH4 Certificates.

Exhibit 4.1